UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☒
Filed by a party other than the registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to § 240.14a-11(c) of § 240.14a-12

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

COMPASS DIVERSIFIED HOLDINGS

2023 Annual Meeting
Vote by May 24, 2023
11:59 PM ET

V07386-P83216

You invested in COMPASS DIVERSIFIED HOLDINGS and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 25, 2023
12:00 p.m., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/CODI2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

COMPASS DIVERSIFIED HOLDINGS

2023 Annual Meeting
Vote by May 24, 2023
11:59 PM ET

Voting Items	Board Recommends
1. To elect eight (8) directors named in the proxy statement to serve for a one-year term expiring at the 2024 Annual Meeting of Shareholders; 01) Alexander S. Bhathal 02) James J. Bottiglieri 03) Gordon M. Burns 04) C. Sean Day 05) Harold S. Edwards 06) Larry L. Enterline 07) Nancy B. Mahon 08) Teri R. Shaffer	For
2. To approve, on a non-binding and advisory basis, the resolution approving the compensation of our named executive officers as disclosed in the Proxy Statement ("Say-on-Pay Vote").	For
3. To vote, on a non-binding and advisory basis, on how frequently the Company should seek the Say-on-Pay Vote ("Say-on-Frequency Vote").	1 Year
4. To ratify the appointment of Grant Thornton LLP to serve as independent auditor for the Company and the Trust for the fiscal year ending December 31, 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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